UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

PIEDMONT NATURAL GAS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on March 6, 2014.

PIEDMONT NATURAL GAS COMPANY, INC.

PIEDMONT NATURAL GAS COMPANY, INC.
4720 PIEDMONT ROW DRIVE
CHARLOTTE, NC 28210

Meeting Information

Meeting Type: Annual Meeting
For holders as of: January 2, 2014
Date: March 6, 2014	Time: 8:30 AM
Location:	Piedmont Natural Gas Company, Inc.
4720 Piedmont Row Drive
Charlotte, North Carolina 28210

You are receiving this communication because you were a shareholder of Piedmont Natural Gas Company, Inc. as of January 2, 2014. This Notice is to inform you that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions on the reverse side to view the proxy materials and to vote or to request a paper or e-mail copy of the proxy materials.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. The Notice of 2014 Annual Meeting of Shareholders and Proxy Statement on Schedule 14A

2. Form of proxy card

3. 2013 Annual Report on Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents and a proxy card, you must request one by Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by e-mail at sendmaterial@proxyvote.com (if requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line; requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor). There is NO charge for requesting a copy. Please make the request as instructed above on or before February 20, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. You may enter your voting instructions until 11:59 PM Eastern Standard Time on March 5, 2014 (11:59 p.m. March 3, 2014 for 401(k) Plan participants).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a phone number to call.

Vote In Person: You may vote these shares in person by attending the Annual Meeting. At the meeting, you will need to request a ballot to vote these shares. Directions to the Annual Meeting can be found on page 4 of the Proxy Statement.

Voting Items

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6.

1.	Election of Directors

Nominees

01) Mr. Malcolm E. Everett III (Class I Director)
02) Mr. Frank B. Holding, Jr. (Class I Director)
03) Ms. Minor M. Shaw (Class I Director)
04) Mr. Michael C. Tarwater (Class I Director)

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

3.	Advisory vote to approve named executive officer compensation.

4.	Approval of amendments to the Company’s Restated Articles of Incorporation to reduce supermajority voting thresholds.

5.	Approval of amendments to the Company’s Amended and Restated Bylaws to reduce supermajority voting thresholds.

6.	Approval of amendments to the Company’s Restated Articles of Incorporation eliminating the classified structure of the Board of Directors.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Any action on the proposals described above may be considered at the Annual Meeting at the time or at any time and date to which the Annual Meeting may be properly adjourned or postponed without further notice.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote by using one of the methods described in this Notice.